ALLIANCE
                             -----------------------
                                VARIABLE PRODUCTS
                             -----------------------
                                   SERIES FUND
                             -----------------------
                             WORLDWIDE PRIVATIZATION
                             -----------------------
                                    PORTFOLIO
                             -----------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Worldwide Privatization Portfolio (the "Portfolio") seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the investment portfolio includes equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

MARKET REVIEW

Global equity markets posted strongly negative returns amidst high levels of volatility led by a de-rating of the richly valued technology, media and telecommunications sectors. Investor sentiment was damaged as central banks across the major economies tightened monetary policy in response to the threat of inflationary pressure heightened by rising energy prices. Interest rate hikes took effect and gross domestic product (GDP) growth slowed more sharply than expected - to a point where the risk of a U.S. - led world recession could not be ruled out.

Despite the uncertainty surrounding equity markets, global privatization activity proceeded at a record breaking pace with transactions exceeding US$200 billion. Privatization deals continued to be focused within Europe. However, the Asian and, to a lesser extent, Latin American regions witnessed an acceleration as governments promoted privatization as a means to implement structural reform. Noteworthy participants in the process were China and Brazil, both of which undertook landmark sales of, respectively, Sinopec and Petrobras.

INVESTMENT RESULTS

During the reporting six- and 12-month periods ended December 31, 2000, the Portfolio returned -16.54% and -23.00%, respectively. The Portfolio's benchmark, as represented by the Morgan Stanley Capital Index (MSCI) World (ex U.S.) Index, posted a returns of -10.62% and -13.16% during the reporting periods, respectively.

During the six-month period ended December 31, 2000, the Portfolio underperformed its benchmark, the MSCI World (ex U.S.) Index. While the Portfolio enjoyed positive contributions to performance from stock selection within a number of sectors, such as health care and energy, the Portfolio underperformed due to its high relative weight in growth orientated companies, notably within the telecommunications and cable sectors. During the 12-month period, the Portfolio's high relative weighting in both telecommunications and cable stocks were also significant reasons for the underperformance.

At the asset allocation level, the Portfolio's significant exposure to emerging market equities was a major reason for the underperformance during the six- and 12-month periods, emerging Asian equities were prominent contributors to the negative investment result.

INVESTMENT OUTLOOK

We expect that the global economy will show further signs of slowdown in the near term. However, the probability of a global recession should be averted as the current cycle of falling interest rates begins to restore business and consumer confidence. While companies are likely to report poor earnings numbers during the early part of 2001 on the back of the weaker economic environment market, estimates have come down significantly and the risk of further negative earnings surprise has lessened. Equity valuations have now reached attractive levels and should provide support for the equity investor, as should the prospects of falling interest rates, improving liquidity levels and structural shifts in savings patterns.

The privatization pipeline remains particularly strong and we forecast that 2001 will be another thrilling year with transaction levels yet again exceeding U.S.$200 billion. Privatization continues to offer investors one of the most dynamic and rapidly growing routes into the financial markets as governments across the world embrace the process as a cornerstone of economic policy.

We continue to emphasize diversification in the Portfolio, as the success of privatization gives us access to investment opportunities in new countries and an expanding number of industries. Currently, we own around 100 different issues with representation in over 35 countries and 40 different industries. Our aim is to provide a core international find with exposure to this exciting area.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Worldwide Privatization Portfolio

o 1 Year                                                                -23.00%
o 5 Years                                                                12.21%
o Since Inception (9/94)                                                 11.60%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
================================================================================

o Alliance Worldwide Privitization Portfolio

o MSCI World ex-USA Index

                              [PLOT POINTS TO COME]

                   Worldwide Privitization Portfolio: $19,922
                        MSCI World ex-USA Index: $16,119

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92
International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus--The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond--The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA--The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

WORLDWIDE PRIVATIZATION PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

------------------------------------------------------------------------------------------
   COMPANY                                       U.S. $ VALUE      PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------
   Sanofi-Synthelabo, SA                         $ 2,754,762                4.9%
------------------------------------------------------------------------------------------
   Akzo Nobel NV                                   2,271,966                4.0
------------------------------------------------------------------------------------------
   Japan Tobacco, Inc.                             1,557,785                2.8
------------------------------------------------------------------------------------------
   Daiwa Securities Group, Inc.                    1,492,294                2.7
------------------------------------------------------------------------------------------
   ING Groep NV                                    1,491,309                2.7
------------------------------------------------------------------------------------------
   Vodafone Group Plc                              1,478,311                2.6
------------------------------------------------------------------------------------------
   NTT Docomo, Inc.                                1,378,586                2.4
------------------------------------------------------------------------------------------
   BNP Paribas, SA                                 1,316,947                2.3
------------------------------------------------------------------------------------------
   Telefonos de Mexico, SA Cl.L (ADR)              1,308,625                2.3
------------------------------------------------------------------------------------------
   Telefonica, SA                                  1,183,290                2.1
------------------------------------------------------------------------------------------
                                                 $16,233,875               28.8%
------------------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2000
================================================================================

------------------------------------------------------------------------------------------
   SECTOR                                        U.S. $ VALUE      PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------
   Basic Industries                              $ 5,061,811                9.0%
------------------------------------------------------------------------------------------
   Capital Goods                                     180,266                0.3
------------------------------------------------------------------------------------------
   Consumer Services                              10,600,627               18.8
------------------------------------------------------------------------------------------
   Consumer Staples                                2,238,816                4.0
------------------------------------------------------------------------------------------
   Energy                                          7,897,676               14.0
------------------------------------------------------------------------------------------
   Finance                                         8,037,221               14.2
------------------------------------------------------------------------------------------
   Healthcare                                      4,696,198                8.3
------------------------------------------------------------------------------------------
   Multi Industry                                  1,119,923                2.0
------------------------------------------------------------------------------------------
   Technology                                      3,288,786                5.8
------------------------------------------------------------------------------------------
   Transportation                                  1,928,211                3.4
------------------------------------------------------------------------------------------
   Utilities                                       7,712,531               13.7
------------------------------------------------------------------------------------------
   Total Investments*                             52,762,066               93.5
------------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities        3,656,939                6.5
------------------------------------------------------------------------------------------
   Net Assets                                    $56,419,005              100.0%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Excludes short-term obligations.

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED
   STOCKS-93.5%
ARGENTINA-0.4%
Nortel Inversora, SA pfd
   (ADR) ...................................            26,300    $      210,400
                                                                  --------------
AUSTRALIA-1.3%
CSL, Ltd. ..................................            35,000           760,586
                                                                  --------------
AUSTRIA-0.5%
Flughafen Wien AG ..........................             8,000           302,733
                                                                  --------------
BELGIUM-1.0%
Interbrew (a) ..............................            15,625           544,620
                                                                  --------------
BRAZIL-5.3%
Banco Itau, SA pfd .........................         1,000,000            94,872
Celular CRT Participacoes,
   SA.......................................                 3                 1
Companhia Siderurgica
   Nacional ................................        15,000,000           477,692
Companhia Vale do Rio Doce .................             2,360                 0
Embratel Participacoes, SA
   (ADR) ...................................            12,000           188,250
Gerdau Siderurg, SA pfd ....................        48,228,288           440,732
Itausa-Investimentos Itau, SA
   pfd .....................................           340,000           336,513
Metalurgica Gerdau, SA pfd .................        28,720,086           508,125
Tele Celular Sul Participacoes,
   SA (ADR) ................................            13,900           363,137
Tele Norte Leste Participacoes,
   SA (ADR) ................................             6,000           136,875
Telesp Celular Participacoes,
   SA (ADR) ................................            16,000           432,000
                                                                  --------------
                                                                       2,978,197
                                                                  --------------
CHILE-0.2%
Compania de Telecomunicacoes
   de Chile, SA (ADR) ......................             9,000           118,687
                                                                  --------------
CZECH REPUBLIC-0.4%
Ceske Radiokomunikace
   AS (a) ..................................             7,361           253,345
                                                                  --------------
DENMARK-0.9%
Kobenhavns Lufthavne AS ....................             5,810           497,410
                                                                  --------------
EGYPT-0.6%
Eastern Company for Tobacco
   & Cigarettes ............................             8,040           136,411
Orascom Telecommunications
   (GDR) (a) ...............................            33,225           211,810
                                                                  --------------
                                                                         348,221
                                                                  --------------
FINLAND-0.3%
Sonera Oyj .................................             8,000           144,982
                                                                  --------------
FRANCE-11.5%
BNP Paribas, SA ............................            15,000         1,316,947
Eramet SLN .................................             6,161           251,945
Sanofi-Synthelabo, SA ......................            41,320         2,754,762
STMicroelectronics NV ......................            20,400           890,735
Total Fina Elf, SA .........................             6,963         1,035,660
Wanadoo (a) ................................            30,000           245,079
                                                                  --------------
                                                                       6,495,128
                                                                  --------------
GERMANY-3.0%
Deutsche Lufthansa AG ......................            18,400           474,270
Deutsche Post AG (a) .......................            17,200           370,015
Stinnes AG .................................            40,100           866,039
                                                                  --------------
                                                                       1,710,324
                                                                  --------------
HONG KONG-5.2%
China Mobile (Hong Kong),
   Ltd. (a) ................................           145,000           791,954
China Petroleum & Chemical
   Co. Cl.H (a) ............................         5,352,000           844,002
China Resources Enterprise,
   Ltd .....................................           406,000           517,930
Citic Pacific, Ltd. ........................           128,000           453,761
Legend Holdings, Ltd. ......................           542,000           340,500
                                                                  --------------
                                                                       2,948,147
                                                                  --------------
ITALY-5.6%
AEM SpA ....................................           144,100           423,520
Enel SpA ...................................           129,700           504,203
Ente Nazionale Idrocarburi
   SpA .....................................            70,200           448,241
Tiscali SpA (a) ............................            41,964           711,246
UniCredito Italiano SpA ....................           209,600         1,096,256
                                                                  --------------
                                                                       3,183,466
                                                                  --------------
JAPAN-11.6%
Daiwa Securities Group, Inc. ...............           143,000         1,492,294
Japan Tobacco, Inc. ........................               201         1,557,785
Nippon Telegraph & Telephone,
   Corp ....................................               136           979,076
Nomura Securities Co., Ltd. ................            63,000         1,132,479
NTT Docomo, Inc. ...........................                80         1,378,586
                                                                  --------------
                                                                       6,540,220
                                                                  --------------
LITHUANIA-0.4%
Lietuvos Telekomas
   (GDR) (a) ...............................            39,875           208,347
                                                                  --------------
MEXICO-6.2%
Grupo Financiero Bancomer,
   SA de CV (a) ............................           370,000           204,722
Grupo Financiero Banorte,
   SA de CV Cl.B (a) .......................           700,000           946,438
Grupo Iusacell, SA de CV
   (ADR) (a) ...............................            41,000           399,750
Telefonos de Mexico, SA Cl.L
   (ADR) ...................................            29,000         1,308,625
Tubos de Acero de Mexico, SA
   (ADR) ...................................            46,000           657,800
                                                                  --------------
                                                                       3,517,335
                                                                  --------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------
NETHERLANDS-7.9%
Akzo Nobel NV ..............................            42,300    $    2,271,966
ING Groep NV ...............................            18,667         1,491,309
United Pan Europe
   Communications NV (a) ...................            70,000           715,142
                                                                  --------------
                                                                       4,478,417
                                                                  --------------
NORWAY-0.9%
Telenor AS (a) .............................           117,600           513,289
                                                                  --------------
PEOPLES REPUBLIC OF
   CHINA-0.5%
Beijing Capital International
   Airport Co., Ltd. .......................         1,244,000           277,518
                                                                  --------------
PERU-0.3%
Explosivios, SA Cl.C (b) ...................           152,870           148,232
Ferreyros, SA (a) ..........................            59,142             7,714
                                                                  --------------
                                                                         155,946
                                                                  --------------
POLAND-0.9%
Orbis, SA (a) ..............................             8,000            50,139
Polski Koncern Naftowy, SA
   (GDR) ...................................            39,000           432,900
                                                                  --------------
                                                                         483,039
                                                                  --------------
PORTUGAL-0.8%
Electricidade de Portugal,
   SA.......................................           138,000           456,128
                                                                  --------------
RUSSIA-0.7%
Mobile Telesystems
   (ADR) (a) ...............................            15,900           381,600
                                                                  --------------
SINGAPORE-2.0%
DBS Group Holdings, Ltd. ...................            36,172           409,337
SIA Engineering Co., Ltd. ..................           233,000           180,266
Singapore Airport Terminal
   Services, Ltd. ..........................           146,000           133,187
Singapore Press Holdings,
   Ltd .....................................            29,000           428,637
                                                                  --------------
                                                                       1,151,427
                                                                  --------------
SOUTH AFRICA-0.6%
Iscor, Ltd. (a) ............................           200,000           325,096
                                                                  --------------
SOUTH KOREA-3.2%
H&CB (ADR) .................................            31,080           349,646
Kookmin Bank ...............................            22,300           262,664
Pohang Iron & Steel Co., Ltd.
   (ADR) ...................................             1,900           114,901
SK Telecom Co., Ltd. (a) ...................             2,690           538,000
   (ADR) ...................................            22,600           532,513
                                                                  --------------
                                                                       1,797,724
                                                                  --------------

                                                      Shares or
                                                      Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
SPAIN-5.1%
Aldeasa, SA ................................            18,139    $      349,167
Indra Sistemas, SA (a) .....................            53,200           502,046
Repsol, SA .................................            43,650           697,604
Telefonica, SA (a) .........................            71,600         1,183,290
Terra Networks, SA (a) .....................            11,400           124,173
                                                                  --------------
                                                                       2,856,280
                                                                  --------------
SWEDEN-2.1%
Eniro AB (a) ...............................            65,400           658,227
Tele1 Europe Holding AB (a) ................           108,500           523,016
                                                                  --------------
                                                                       1,181,243
                                                                  --------------
SWITZERLAND-0.6%
Unique Zurich Airport (a) ..................             2,220           368,425
                                                                  --------------
TAIWAN-0.3%
China Steel Corp. ..........................             9,720             5,840
Taiwan Semiconductor Co. ...................            68,000           163,225
                                                                  --------------
                                                                         169,065
                                                                  --------------
TURKEY-0.6%
Dogan Yayin Holding AS .....................        46,900,000           325,354
                                                                  --------------
UNITED KINGDOM-10.5%
BP Amoco Plc (ADR) .........................           133,300         1,076,347
Centrica Plc ...............................           111,000           430,299
Energis Plc (a) ............................            89,500           602,232
Lattice Group Plc (a) ......................           278,000           627,697
Mersey Docks & Harbor Co. ..................            40,600           323,732
National Grid Group Plc ....................           127,500         1,160,110
PowerGen Plc ...............................            21,141           199,789
Vodafone Group Plc .........................           402,704         1,478,311
                                                                  --------------
                                                                       5,898,517
                                                                  --------------
UNITED STATES-2.1%
deCODE GENETICS,
   Inc. (a) ................................            13,700           143,850
Pharmacia Corp. ............................            17,000         1,037,000
                                                                  --------------
                                                                       1,180,850
                                                                  --------------
Total Common & Preferred
   Stocks
   (cost $51,970,228) ......................                          52,762,066
                                                                  --------------
SHORT-TERM
   INVESTMENT-6.9%
UNITED STATES-6.9%
State Street Euro Dollar
   6.00%, 1/02/01
   (amortized cost
   $3,891,000) .............................    $        3,891         3,891,000
                                                                  --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                                                  U.S. $ Value
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.4%
   (cost $55,861,228) ......................                     $   56,653,066
Other assets less
   liabilities-(0.4%) ......................                           (234,061)
                                                                 --------------
NET ASSETS-100% ............................                     $   56,419,005
                                                                 ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Illiquid security valued at fair market value (see Note A).

      Glossary of Terms:

      ADR - American Depositary Receipt

      GDR - Global Depositary Receipt

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $55,861,228) .......................    $56,653,066
   Cash .........................................................................            492
   Dividends and interest receivable ............................................         97,832
   Receivable for capital stock sold ............................................          3,666
                                                                                     -----------
   Total assets .................................................................     56,755,056
                                                                                     -----------
LIABILITIES
   Payable for investment securities purchased ..................................        175,270
   Payable for capital stock redeemed ...........................................        111,743
   Advisory fee payable .........................................................          8,305
   Accrued expenses .............................................................         40,733
                                                                                     -----------
   Total liabilities ............................................................        336,051
                                                                                     -----------
NET ASSETS ......................................................................    $56,419,005
                                                                                     ===========
COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................................    $     3,608
   Additional paid-in capital ...................................................     52,944,747
   Undistributed net investment income ..........................................         93,491
   Accumulated net realized gain on investments .................................      2,584,624
   Net unrealized appreciation of investments and foreign currency denominated
      assets and liabilities ....................................................        792,535
                                                                                     -----------
                                                                                     $56,419,005
                                                                                     ===========

Class A Shares
   Net assets ...................................................................    $56,180,959
                                                                                     ===========
   Shares of capital stock outstanding ..........................................      3,592,298
                                                                                     ===========
   Net asset value per share ....................................................    $     15.64
                                                                                     ===========
Class B Shares
   Net assets ...................................................................    $   238,046
                                                                                     ===========
   Shares of capital stock outstanding ..........................................         15,235
                                                                                     ===========
   Net asset value per share ....................................................    $     15.62
                                                                                     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $100,422) ...............    $    621,558
   Interest ............................................................         181,057
                                                                            ------------
   Total investment income .............................................         802,615
                                                                            ------------
EXPENSES
   Advisory fee ........................................................         649,596
   Distribution fee - Class B ..........................................             152
   Custodian ...........................................................         177,946
   Administrative ......................................................          66,000
   Audit and legal .....................................................          17,513
   Printing ............................................................          14,087
   Transfer agency .....................................................             924
   Directors' fees .....................................................             612
   Miscellaneous .......................................................           6,336
                                                                            ------------
   Total expenses ......................................................         933,166
   Less: expenses waived and reimbursed ................................        (315,898)
                                                                            ------------
   Net expenses ........................................................         617,268
                                                                            ------------
   Net investment income ...............................................         185,347
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
   Net realized gain on investment transactions ........................       3,208,002
   Net realized loss on foreign currency transactions ..................         (80,699)
   Net change in unrealized appreciation / depreciation of:
     Investments .......................................................     (20,449,087)
     Foreign currency denominated assets and liabilities ...............          (6,062)
                                                                            ------------
   Net loss on investments and foreign currency options transactions ...     (17,327,846)
                                                                            ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .............................    $(17,142,499)
                                                                            ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                Year Ended       Year Ended
                                                                               December 31,     December 31,
                                                                                   2000             1999
                                                                               ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..................................................    $    185,347     $    434,698
   Net realized gain on investments and foreign currency transactions .....       3,127,303        3,855,760
   Net change in unrealized appreciation/depreciation of investments and
   foreign currency denominated assets and liabilities ....................     (20,455,149)      19,285,189
                                                                               ------------     ------------
   Net increase (decrease) in net assets from operations ..................     (17,142,499)      23,575,647
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ..............................................................        (393,186)        (823,765)
   Net realized gain on investments
     Class A ..............................................................      (4,030,981)      (2,431,306)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) ................................................      13,926,944       (2,529,698)
                                                                               ------------     ------------
   Total increase (decrease) ..............................................      (7,639,722)      17,790,878
NET ASSETS
   Beginning of period ....................................................      64,058,727       46,267,849
                                                                               ------------     ------------
   End of period (including undistributed net investment income of
   $93,491 and $382,029, respectively) ....................................    $ 56,419,005     $ 64,058,727
                                                                               ============     ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Worldwide Privatization Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding increase in accumulated net realized gain on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, such waivers/reimbursements amounted to $315,898.

Brokerage commissions paid on investment transactions for the year ended December 31, 2000, amounted to $184,152. For the period from January 1, 2000 to October 31, 2000, $419 was paid to Donaldson, Lufkin, & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, no brokerage commission was paid to SCB directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the

Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to
 .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                                          Alliance Variable Products Series Fund
================================================================================

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations ............................            $48,007,466
U.S. government and agencies ...........................                     -0-
Sales:
Stocks and debt obligations ............................            $39,281,843
U.S. government and agencies ...........................                     -0-

At December 31, 2000, the cost of investments for federal income tax purposes was $55,929,534. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................            $ 8,307,804
Gross unrealized depreciation ..........................             (7,584,272)
                                                                    -----------
Net unrealized appreciation ............................            $   723,532
                                                                    ===========

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                         -------------------------------       -------------------------------
                                                     SHARES                                AMOUNT
                                         -------------------------------       -------------------------------
                                          Year Ended         Year Ended         Year Ended         Year Ended
                                         December 31,       December 31,       December 31,       December 31,
                                             2000               1999               2000               1999
                                         ============       ============       ============       ============
Class A
Shares sold .......................           997,476            414,446       $ 19,865,475       $  7,084,102
Shares issued in reinvestment of
   dividends and distributions ....           232,606            218,608          4,424,167          3,255,071
Shares redeemed ...................          (584,135)          (810,215)       (10,623,454)       (12,868,871)
                                         ------------       ------------       ------------       ------------
Net increase (decrease) ...........           645,947           (177,161)      $ 13,666,188       $ (2,529,698)
                                         ============       ============       ============       ============

                                       July 5, 2000* to                      July 5, 2000* to
                                         December 31,                          December 31,
                                             2000                                  2000
                                       ================                      ================
Class B
Shares sold ......................           17,087                             $ 290,463
Shares redeemed ..................           (1,852)                              (29,707)
                                          ---------                             ---------
Net increase .....................           15,235                             $ 260,756
                                          =========                             =========

--------------------------------------------------------------------------------

* Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

WORLDWIDE PRIVATIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ----------------------------------------------------------------------
                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              2000           1999           1998           1997           1996
                                                           ==========     ==========     ==========     ==========     ==========
Net asset value, beginning of period ...................   $    21.74     $    14.81     $    14.20     $    13.13     $    11.17
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .05            .15            .26            .25            .28
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .......        (4.81)          8.00           1.29           1.17           1.78
                                                           ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
   operations ..........................................        (4.76)          8.15           1.55           1.42           2.06
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.12)          (.31)          (.20)          (.16)          (.10)
Distributions from net realized gains ..................        (1.22)          (.91)          (.74)          (.19)            -0-
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.34)         (1.22)          (.94)          (.35)          (.10)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .........................   $    15.64     $    21.74     $    14.81     $    14.20     $    13.13
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...       (23.00)%        58.83%         10.83%         10.75%         18.51%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............   $   56,181     $   64,059     $   46,268     $   41,818     $   18,807
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .........          .95%           .95%           .95%           .95%           .95%
   Expenses, before waivers and reimbursements .........         1.43%          1.46%          1.70%          1.55%          1.85%
   Net investment income (a) ...........................          .29%           .93%          1.74%          1.76%          2.26%
Portfolio turnover rate ................................           65%            54%            92%            58%            47%

--------------------------------------------------------------------------------

See footnote summary on page 19.

                                          Alliance Variable Products Series Fund
================================================================================
Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                                     ---------------
                                                                                         CLASS B
                                                                                     ---------------
                                                                                     July 5, 2000(d)
                                                                                           to
                                                                                      December 31,
                                                                                          2000
                                                                                     ===============
Net asset value, beginning of period ...............................................    $ 19.09
                                                                                        -------
Income From Investment Operations
Net investment loss (a)(b) .........................................................       (.04)
Net realized and unrealized loss on investments and foreign currency transactions ..      (3.43)
                                                                                        -------
Net decrease in net asset value from operations ....................................      (3.47)
                                                                                        -------
Less: Dividends and Distributions
Dividends from net investment income ...............................................         -0-
Distributions from net realized gains ..............................................         -0-
                                                                                        -------
Total dividends and distributions ..................................................         -0-
                                                                                        -------
Net asset value, end of period .....................................................    $ 15.62
                                                                                        =======
Total Return
Total investment return based on net asset value (c) ...............................     (18.43)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........................................    $   238
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....................................       1.20%(e)
   Expenses, before waivers and reimbursements .....................................       1.80%(e)
   Net investment loss (a) .........................................................       (.26)%(e)
Portfolio turnover rate ............................................................         65%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Worldwide Privatization Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Worldwide Privatization Portfolio (the "Portfolio"), a series of Alliance Variable Products Series Fund, Inc. as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Privatization Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 1, 2001

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designates $1,334,849 as long-term capital gain distributions during the taxable year ended December 31, 2000.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.